                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number        811-21705
                                              -----------------------

                    Nuveen Tax-Advantage Floating Rate Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end:      July 31
                                              -------------------

                  Date of reporting period:     July 31, 2006
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                                     ANNUAL REPORT JULY 31, 2006

                        NUVEEN INVESTMENTS
                        EXCHANGE-TRADED
                        CLOSED-END
                        FUNDS

                      NUVEEN
              TAX-ADVANTAGED
               FLOATING RATE
                        FUND
                         JFP

                        OPPORTUNITIES FOR
                        TAX-ADVANTAGED MONTHLY
                        INCOME FROM A PORTFOLIO
                        CONSISTING PREDOMINANTLY
                        OF ADJUSTABLE RATE
                        PREFERRED SECURITIES

                                                                     NUVEEN LOGO

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder:

      I am very pleased to report that over the twelve-month period covered by this report, your Fund continued to provide you with attractive monthly distributions from a portfolio that over time will primarily be composed of preferred stocks issued by Middle Market Banks. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, AN INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

September 12, 2006

Nuveen Investments Exchange-Traded Closed-End Funds (JFP)

PORTFOLIO MANAGERS'
          COMMENTS

The Nuveen Tax-Advantaged Floating Rate Fund features portfolio management by a team of specialists at Spectrum Asset Management, Inc., an affiliate of Principal Capital(SM). Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 70 years of combined experience in the securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of the Fund for the twelve-month period ended July 31, 2006.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND TRENDS IN THE SECURITIES MARKET OVER THE COURSE OF THE PAST 12-MONTH PERIOD?
The general economic conditions during the period were favorable, but tempered by the Federal Reserve Bank's continued interest rate tightening campaign as the risks of sustained inflation remained more of a concern than a moderating economy. As a result, the U.S. yield curve flattened dramatically on the short-term of the curve (about 250 bps) and further, it shifted upwards on the long end (about 60 bps) which together was a welcomed response to the Fed's desire to cool growth to a more moderate path and in doing so, to cool inflation risk. This set up a very constructive environment for floating rate securities and general spread tightening in the Dividends-received Deduction (DRD) and Qualified Dividend Income (QDI) preferred securities market. The higher rates on LIBOR (London Interbank Offered Rate) during the period fostered higher income for the Fund's Middle Market Bank floating rate securities, as well.

WHAT WERE THE BASIC STRATEGIES AND TACTICS YOU USED TO MANAGE THE FUND DURING THIS ANNUAL PERIOD?
The Fund's primary investment objective is to provide an attractive level of after-tax current income by investing primarily in adjustable rate securities that are eligible to pay dividends eligible for treatment as "qualified dividend income". To achieve this objective, we continued to employ the basic strategies and tactics during this reporting period that we've been using since the Fund's inception in March 2005. In particular, during this twelve-month period, we continued to focus on achieving sound credit quality for the Fund. We also continued our push to increase the Fund's concentration in the Middle Market Bank sector. Trading in the Non-Middle Market Banking sector to foster tax-advantaged income and short-term capital gains was also a tactic we continued to use over the twelve-month period. We purchased more than $52 million of Middle Market Banking preferred stock during this twelve-month period and we are now two-thirds of the way to our objective of having 60% of the Fund's assets invested in this sector. This leaves about $56 million available to allocate to the Middle Market Banking Sector.

HOW DID THE FUND PERFORM?
Fund performance results, as well as the performance of a comparative benchmark, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For the twelve-months ended July 31, 2006

JFP                                 8.28%
--------------------------------------------------------------------------------------------
Merrill Lynch Adjustable
Rate Preferred Index(1)             6.68%
--------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. See the Performance Overview Page for additional information.

The Fund outperformed the Merrill Lynch index for the twelve-month period. We funded nine more transactions in the Middle Market Banking Sector which brings the percentage of assets invested in this high income sector to 40%. We also reduced the risk in the fixed income and hedged portion of the Fund as these sectors were a source of funds for the Middle Market Bank fundings. As a result, the Fund realized over $200,000 of short-term capital gains from the trading activity during the period. Increasing the Fund's concentration in LIBOR floating rate Dividend Received Deduction (DRD) paper of large U.S. banks and brokers also helped improve the unrealized gains in the portfolio.

While waiting for attractive Middle Market Bank transactions in which to invest, we invested a small portion of the Fund into high income (premium priced) Yankee Bank capital securities with less than 5-year durations.

--------------------------------------------------------------------------------
1 The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged index composed of dollar-denominated investment-grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers.
--------------------------------------------------------------------------------


One of the factors that constrained the Fund's income performance was the slower-than-anticipated invest up process into the adjustable rate preferred stock of Middle Market Banks. During the 2006 fiscal period, the combination of the flattening yield curve and wider credit spreads (caused by some moderate insurance company selling) caused prices to decline in this sector, though income was still sufficient to generate positive total returns for the Fund. Importantly, we switched out of some Yankee Bank capital securities in order to fund individual Middle Market Bank transactions during the current period.

Although the market experienced some increase in the availability of attractive Middle Market Bank offerings, the pace of such offerings continued to be tempered by several factors such as:

     - The Federal Reserve's extension to 2009 from 2007 of the effective date for new capital rules that will likely make traditional forms of financing less attractive to banks and bank holding companies, and make the issuance of non-cumulative preferred stock a more efficient financing option.

     - The longer-than-expected learning curve for many potential issuers concerning the features and benefits of this relatively new type of core capital security.

     - Concerns among some potential issuers that rising shorter-term rates could unacceptably increase their financing expenses if they were to issue adjustable rate preferred stock.

The Fund is deliberately but steadily finding attractive Middle Market Bank securities, despite the impediments enumerated above. In the meantime, the Fund is fully invested in attractive, generally higher-quality securities of larger issuers that have been generating solid income and return.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

In addition to owning preferred stocks in its portfolio, the Fund has issued its own preferred shares, called FundPreferred(TM). FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance common shareholder distributions over this reporting period. It is the Fund's policy to seek to pay dividends that are relatively stable from month to month, and that reflect the Fund's past results and projected future performance. Over the course of this reporting period, the Fund experienced one monthly distribution increase from $0.0655 per share to $0.0720 per share.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV.

As of July 31, 2006, the Fund's fiscal year end, the Fund had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

As of July 31, 2006, the Fund was trading at a share price discount of -8.85% to its net asset value per share. This compares with an average share price discount of -10.12% for the entire twelve-month reporting period.

Nuveen Tax-Advantaged Floating Rate Fund
JFP

PERFORMANCE
     OVERVIEW As of July 31, 2006


PORTFOLIO ALLOCATION
(as a % of total investments)
-------------------------------------------------------------------------------------
Preferred Securities*                                                           99.2%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           0.8%
-------------------------------------------------------------------------------------

* 39.6% of the Preferred Securities are invested in Middle Market Banks.

Bar Chart:
2005-2006 MONTHLY DISTRIBUTIONS PER SHARE

Aug                                                                             0.0655
Sep                                                                             0.0655
Oct                                                                             0.0655
Nov                                                                             0.0655
Dec                                                                             0.0655
Jan                                                                             0.0655
Feb                                                                             0.0655
Mar                                                                             0.0655
Apr                                                                             0.0655
May                                                                             0.0655
Jun                                                                             0.0720
Jul                                                                             0.0720

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

8/1/2005                                                                         13.34
                                                                                 13.42
                                                                                 13.43
                                                                                 13.48
                                                                                 13.50
                                                                                 13.95
                                                                                 14.00
                                                                                 13.97
                                                                                 13.90
                                                                                 13.95
                                                                                 13.96
                                                                                 13.51
                                                                                 13.48
                                                                                 13.55
                                                                                 13.47
                                                                                 13.50
                                                                                 13.45
                                                                                 13.50
                                                                                 13.40
                                                                                 13.50
                                                                                 13.51
                                                                                 13.60
                                                                                 13.69
                                                                                 13.72
                                                                                 13.69
                                                                                 13.95
                                                                                 13.89
                                                                                 13.75
                                                                                 13.71
                                                                                 13.60
                                                                                 13.68
                                                                                 13.43
                                                                                 13.30
                                                                                 13.44
                                                                                 13.30
                                                                                 13.31
                                                                                 13.04
                                                                                 12.87
                                                                                 13.00
                                                                                 13.06
                                                                                 13.04
                                                                                 13.21
                                                                                 13.05
                                                                                 13.03
                                                                                 13.09
                                                                                 13.14
                                                                                 13.04
                                                                                 13.11
                                                                                 13.15
                                                                                 13.02
                                                                                 13.00
                                                                                 12.88
                                                                                 12.75
                                                                                 12.61
                                                                                 12.49
                                                                                 12.48
                                                                                 12.50
                                                                                 12.49
                                                                                 12.49
                                                                                 12.49
                                                                                 12.52
                                                                                 12.50
                                                                                 12.52
                                                                                 12.64
                                                                                 12.51
                                                                                 12.66
                                                                                 12.64
                                                                                 12.65
                                                                                 12.65
                                                                                 12.80
                                                                                 12.76
                                                                                 12.77
                                                                                 13.03
                                                                                 12.96
                                                                                 12.68
                                                                                 12.48
                                                                                 12.40
                                                                                 12.41
                                                                                 12.48
                                                                                 12.40
                                                                                 12.38
                                                                                 12.26
                                                                                 12.14
                                                                                 12.10
                                                                                 12.14
                                                                                 12.15
                                                                                 12.18
                                                                                 12.29
                                                                                 12.20
                                                                                 12.25
                                                                                 12.19
                                                                                 12.17
                                                                                 12.24
                                                                                 12.24
                                                                                 12.14
                                                                                 12.02
                                                                                 12.05
                                                                                 12.01
                                                                                 12.05
                                                                                 12.00
                                                                                 12.03
                                                                                 12.10
                                                                                 12.11
                                                                                 12.10
                                                                                 12.32
                                                                                 12.28
                                                                                 12.34
                                                                                 12.34
                                                                                 12.40
                                                                                 12.48
                                                                                 12.50
                                                                                 12.46
                                                                                 12.37
                                                                                 12.47
                                                                                 12.51
                                                                                 12.53
                                                                                 12.51
                                                                                 12.56
                                                                                 12.55
                                                                                 12.65
                                                                                 12.65
                                                                                 12.68
                                                                                 12.60
                                                                                 12.59
                                                                                 12.62
                                                                                 12.64
                                                                                 12.60
                                                                                 12.74
                                                                                 12.68
                                                                                 12.63
                                                                                 12.64
                                                                                 12.76
                                                                                 12.74
                                                                                 12.76
                                                                                 12.80
                                                                                 12.80
                                                                                 12.76
                                                                                 12.81
                                                                                 12.91
                                                                                 12.97
                                                                                 12.94
                                                                                 12.96
                                                                                 12.90
                                                                                 12.90
                                                                                 12.93
                                                                                 13.00
                                                                                 12.86
                                                                                 12.91
                                                                                 12.96
                                                                                 12.93
                                                                                 12.86
                                                                                 12.78
                                                                                 12.82
                                                                                 12.91
                                                                                 12.94
                                                                                 12.88
                                                                                 12.95
                                                                                 12.96
                                                                                 12.91
                                                                                 12.99
                                                                                 13.03
                                                                                 12.85
                                                                                 12.82
                                                                                 12.80
                                                                                 12.82
                                                                                 12.82
                                                                                 12.76
                                                                                 12.80
                                                                                 12.86
                                                                                 12.91
                                                                                 12.95
                                                                                 12.91
                                                                                 12.95
                                                                                 12.99
                                                                                 12.93
                                                                                 12.90
                                                                                 12.84
                                                                                 12.84
                                                                                 12.78
                                                                                 12.69
                                                                                 12.80
                                                                                 12.68
                                                                                 12.77
                                                                                 12.79
                                                                                 12.75
                                                                                 12.72
                                                                                 12.70
                                                                                 12.68
                                                                                 12.69
                                                                                 12.69
                                                                                 12.60
                                                                                 12.56
                                                                                 12.61
                                                                                 12.64
                                                                                 12.68
                                                                                 12.62
                                                                                 12.64
                                                                                 12.60
                                                                                 12.57
                                                                                 12.55
                                                                                 12.48
                                                                                 12.46
                                                                                 12.42
                                                                                 12.45
                                                                                 12.43
                                                                                 12.39
                                                                                 12.43
                                                                                 12.43
                                                                                 12.46
                                                                                 12.47
                                                                                 12.45
                                                                                 12.46
                                                                                 12.52
                                                                                 12.66
                                                                                 12.69
                                                                                 12.77
                                                                                 12.71
                                                                                 12.67
                                                                                 12.65
                                                                                 12.65
                                                                                 12.57
                                                                                 12.70
                                                                                 12.65
                                                                                 12.64
                                                                                 12.63
                                                                                 12.63
                                                                                 12.68
                                                                                 12.74
                                                                                 12.80
                                                                                 12.84
                                                                                 12.78
                                                                                 12.89
                                                                                 12.90
                                                                                 12.92
                                                                                 12.86
                                                                                 12.85
                                                                                 12.90
                                                                                 12.91
                                                                                 12.92
                                                                                 12.93
                                                                                 12.93
                                                                                 12.88
                                                                                 12.97
                                                                                 13.06
                                                                                 13.00
                                                                                 13.12
                                                                                 13.19
                                                                                 13.16
                                                                                 13.18
                                                                                 13.23
                                                                                 13.23
                                                                                 13.26
                                                                                 13.23
7/31/2006                                                                        13.18


FUND SNAPSHOT

-----------------------------------------------------------------------------------
Common Share Price                                                           $13.18
-----------------------------------------------------------------------------------
Common Share
Net Asset Value                                                              $14.46
-----------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                    -8.85%
-----------------------------------------------------------------------------------
Market Yield(1)                                                               6.56%
-----------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                       $200,354
-----------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/28/05)

-----------------------------------------------------------------------------------
                                                            ON SHARE PRICE   ON NAV
-----------------------------------------------------------------------------------
1-Year                                                           4.52%        8.28%
-----------------------------------------------------------------------------------
Since
Inception                                                       -3.85%        6.03%
-----------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-----------------------------------------------------------------------------------
Commercial Banks                                                              61.5%
-----------------------------------------------------------------------------------
Capital Markets                                                               15.2%
-----------------------------------------------------------------------------------
Insurance                                                                     11.1%
-----------------------------------------------------------------------------------
U.S. Agency                                                                    6.7%
-----------------------------------------------------------------------------------
Consumer Finance                                                               3.0%
-----------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                     1.8%
-----------------------------------------------------------------------------------
Short-Term Investments                                                         0.7%
-----------------------------------------------------------------------------------




1 Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income and net realized short-term capital gains.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Floating Rate Fund (the "Fund"), as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period from March 28, 2005 through July 31, 2005, and the financial highlights for the year then ended and for the period from March 28, 2005 through July 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Floating Rate Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from March 28, 2005 through July 31, 2005, and the financial highlights for the year then ended and for the period from March 28, 2005 through July 31, 2005 in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Chicago, Illinois
September 21, 2006

Nuveen Tax-Advantaged Floating Rate Fund (JFP)

Portfolio of
        INVESTMENTS July 31, 2006

   PRINCIPAL
      AMOUNT
(000)/SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               PREFERRED SECURITIES - 136.4% (99.2% OF TOTAL INVESTMENTS)
               CAPITAL MARKETS - 20.8%
    322,163    Goldman Sachs Group Inc., (3)                            5.914%(5)                        A2      $    8,376,238
    335,000    Lehman Brothers Holdings Inc., Series G, (3)             6.150%(5)                        A-           8,445,350
    155,000    Merrill Lynch & Co., Inc., Series H, (3)                 5.991%(5)                        A2           3,935,450
    288,300    Merrill Lynch & Co., Inc., (3)                           5.880%(5)                        A2           7,386,246
    200,000    Morgan Stanley, Series 2006A                             6.198%(5)                        A2           5,187,500
         80    Richmond County Capital Corporation, 144A Series B       8.250%                          N/R           7,655,020
     35,600    UBS Preferred Funding Trust IV                           6.085%(5)                       AA-             908,512
-------------------------------------------------------------------------------------------------------------------------------
               Total Capital Markets                                                                                 41,894,316
               ----------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 84.5%
      9,000    ABN AMRO North America Capital Funding, Series           6.968%                           A2           9,424,688
                144A, (3)
    105,578    Banco Santander                                          6.410%                           A2           2,626,781
     14,422    Barclays Bank PLC                                        6.625%                          Aa3             365,165
      5,000    Barclays Bank PLC (4)                                    6.278%                          Aa3           4,596,600
      1,000    Barnett Capital III                                      6.062%(5)                       Aa3             979,915
      7,000    City National Bancshares Corporation, Series F,          8.533%                          N/R           7,248,938
                144A (MMB)
     20,000    Cobank ABC, 144A, (3)                                    7.000%                          N/R           1,037,440
      1,000    CoreStates Capital Trust III, Series 144A                5.740%(5)                        A1             974,696
     10,000    FBOP Corporation, Series 2005A, 144A (MMB)               8.050%(5)                       N/R          10,027,500
      7,000    First Tennessee Bank, 144A, (3)                          6.330%(5)                        A3           7,192,063
     10,000    Heartland Bank, Series A (MMB)                           9.430%(5)                       N/R          10,355,625
    110,400    HSBC Holdings PLC, Series A                              6.200%                           A1           2,660,640
    423,900    HSBC USA Inc., (3)                                       6.257%(5)                         A          10,915,422
      1,000    J.P. Morgan Chase Capital XIII, Floating Rate            6.430%(5)                        A1           1,002,599
                Capital Securities, Series M
      5,000    MidCarolina Financial Corporation, Series 144A           8.342%                          N/R           5,266,875
                (MMB)
     10,000    Pedcor Bancorp, Series A (MMB)                           9.230%(5)                       N/R          10,349,375
      5,000    Pedcor Financial Bancorp. (MMB)                          9.205%(5)                       N/R           5,149,688
      5,000    Regent Bancorp Inc., Series A (MMB)                      8.481%                          N/R           5,177,813
     10,000    River Valley Bancorp, Series A (MMB)                     9.364%(5)                       N/R          10,375,000
     10,000    Rogers Bancshares Inc., 144A Series A (MMB)              9.346%(5)                       N/R          10,358,750
      6,500    SG Preferred Capital II LLC, (3)                         6.302%                           A1           6,755,531
     10,000    Shorebank Corporation, Series 144A (MMB)                 9.289%(5)                       N/R          10,375,000
      5,000    Sleepy Hollow Bank, 144A Series A (MMB)                  9.281%(5)                       N/R           5,190,625
      1,000    St. George Funding Company LLC, 144A                     8.485%                           A3           1,073,626
      1,000    SunTrust Capital Trust I, Series A                       5.841%(5)                        A1             986,005
      1,000    Swedbank ForeningsSparbanken AB, 144A                    9.000%                           A2           1,102,141
      3,500    Truman Bancorp Inc. (MMB)                                9.455%(5)                       N/R           3,623,375
    235,000    U.S. Bancorp, Series 2006B                               6.100%(5)                        A1           6,102,668
     10,000    Vineyard National Bancorp, 144A Series C (MMB)           9.298%(5)                       N/R          10,368,750
      8,000    Washington Mutual Preferred Funding Delaware,            6.534%                          BBB           7,786,960
                Series A-1, 144A
-------------------------------------------------------------------------------------------------------------------------------
               Total Commercial Banks                                                                               169,450,254
               ----------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE - 4.1%
     79,500    SLM Corporation, (3)                                     6.000%(5)                      BBB+           8,208,375
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 15.2%
    386,500    Aegon N.V.                                               6.375%                           A-           9,434,465
    146,200    MetLife Inc., Series B, (3)                              6.500%                          BBB           3,682,778
      1,200    Oil Insurance Limited, 144A                              7.550%                         Baa1           1,210,546
    320,000    Prudential PLC                                           6.500%                           A-           7,904,000
      2,000    Twin Reefs Trust Pass Through to XL Financial            6.345%(5)                       Aa2           2,000,120
                Assurance Ltd. Preferred Stock Series B
      6,000    Zurich RegCaPS Funding Trust VI, Series 144A, (3)        5.872%(5)                      Baa2           6,163,125
-------------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                       30,395,034
               ----------------------------------------------------------------------------------------------------------------

   PRINCIPAL
      AMOUNT
(000)/SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - 2.6%
      5,000    RMG Capital Corporation (MMB)                            9.450%(5)                       N/R      $    5,179,375
-------------------------------------------------------------------------------------------------------------------------------
               U.S. AGENCY - 9.2%
    100,100    Fannie Mae, (3)                                          6.749%(5)                       AA-           5,038,033
    125,000    Fannie Mae, (3)                                          5.396%(5)                       AA-           6,343,750
     19,600    Federal Home Loan Mortgage Corporation, (3)              6.140%                          Aa3             963,928
     15,400    Federal Home Loan Mortgage Corporation, (3)              5.190%(5)                       AA-             658,350
     71,000    Federal Home Loan Mortgage Corporation, (3)              5.100%                          AA-           2,899,910
     58,200    Federal Home Loan Mortgage Corporation, (3)              4.590%(5)                       AA-           2,441,490
-------------------------------------------------------------------------------------------------------------------------------
               Total U.S. Agency                                                                                     18,345,461
               ----------------------------------------------------------------------------------------------------------------
               TOTAL PREFERRED SECURITIES (COST $271,961,842)                                                       273,472,815
               ================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 1.1% (0.8% OF TOTAL INVESTMENTS)
 $    2,107    Repurchase Agreement with State Street Bank, dated       4.910%        8/01/06                    $    2,107,077
                7/31/06, repurchase price $2,107,364,
                collateralized by $1,745,000 U.S. Treasury Bonds,
                6.875%, due 8/15/25, value $2,155,075
 ==========    ----------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $2,107,077)                                                         2,107,077
               ================================================================================================================
               TOTAL INVESTMENTS (COST $274,068,919) - 137.5%                                                       275,579,892
               ================================================================================================================
               OTHER ASSETS LESS LIABILITIES - 1.4%                                                                   2,774,415
               ================================================================================================================
               FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (38.9)%                                                 (78,000,000)
               ================================================================================================================
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                     $  200,354,307
               ================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT JULY 31, 2006:

                                      FIXED RATE
                                            PAID     FIXED RATE  FLOATING RATE  FLOATING RATE                   UNREALIZED
                          NOTIONAL   BY THE FUND        PAYMENT    RECEIVED BY        PAYMENT  TERMINATION    APPRECIATION
 COUNTERPARTY               AMOUNT  (ANNUALIZED)      FREQUENCY   THE FUND (6)      FREQUENCY         DATE  (DEPRECIATION)
 -------------------------------------------------------------------------------------------------------------------------
 Goldman Sachs          $7,000,000         4.563% Semi-Annually          5.500%     Quarterly      9/29/10  $     142,780
 Goldman Sachs           1,500,000         5.278  Semi-Annually          5.283      Quarterly     12/09/35         80,053
 Goldman Sachs           8,700,000         5.788  Semi-Annually          5.238      Quarterly      6/02/36       (179,060)
 JPMorgan                5,000,000         4.592  Semi-Annually          5.171      Quarterly      8/17/10         94,256
 JPMorgan                5,000,000         4.511  Semi-Annually          5.227      Quarterly      8/31/10        108,437
 JPMorgan                1,300,000         4.962  Semi-Annually          5.490      Quarterly      7/27/35        112,103
 Morgan Stanley          3,000,000         4.590  Semi-Annually          5.507      Quarterly      7/15/15        197,721
 Morgan Stanley          6,500,000         4.850  Semi-Annually          5.500      Quarterly      7/14/35        742,183
 Morgan Stanley          4,000,000         4.880  Semi-Annually          5.507      Quarterly      7/15/35        439,604
 Morgan Stanley          1,750,000         4.900  Semi-Annually          5.498      Quarterly      7/18/35        187,287
 Morgan Stanley          1,700,000         4.930  Semi-Annually          5.520      Quarterly      7/21/35        174,644
 Morgan Stanley          1,800,000         5.835  Semi-Annually          5.171      Quarterly      5/19/36        (49,952)
 -------------------------------------------------------------------------------------------------------------------------
                                                                                                            $   2,050,056
 =========================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Investment is eligible for the Dividends Received Deduction (not covered by the report of independent registered public accounting firm).
        (4)      Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
        (5)      Security has a floating rate coupon which is periodically reset based on a fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.
        (6)      Based on USD-LIBOR (United States Dollar - London Inter-Bank Offered Rate)
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      (MMB)      Middle Market Bank.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES July 31, 2006

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $274,068,919)                     $275,579,892
Cash                                                               281,690
Unrealized appreciation on interest rate swaps                   2,279,068
Receivables:
  Dividends                                                        453,660
  Interest                                                         211,142
Other assets                                                        12,527
---------------------------------------------------------------------------
     Total assets                                              278,817,979
---------------------------------------------------------------------------
LIABILITIES
Unrealized depreciation on interest rate swaps                     229,012
Accrued expenses:
  Management fees                                                  143,564
  Other                                                             52,622
FundPreferred share dividends payable                               38,474
---------------------------------------------------------------------------
     Total liabilities                                             463,672
---------------------------------------------------------------------------
FundPreferred shares, at liquidation value                      78,000,000
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $200,354,307
---------------------------------------------------------------------------
Common shares outstanding                                       13,851,500
---------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $      14.46
---------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Common shares, $.01 par value per share                       $    138,515
Paid-in surplus                                                196,283,913
Undistributed (Over-distribution of) net investment income         (11,571)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                          382,421
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                    3,561,029
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $200,354,307
---------------------------------------------------------------------------
Authorized shares:
  Common                                                         Unlimited
  FundPreferred                                                  Unlimited
---------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended July 31, 2006

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $ 14,563,638
Interest                                                            2,696,668
-----------------------------------------------------------------------------
Total investment income                                            17,260,306
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                     2,450,288
FundPreferred shares - auction fees                                   193,539
FundPreferred shares - dividend disbursing agent fees                   6,454
Shareholders' servicing agent fees and expenses                           188
Custodian's fees and expenses                                          79,603
Trustees' fees and expenses                                             5,319
Professional fees                                                      22,605
Shareholders' reports - printing and mailing expenses                  43,045
Stock exchange listing fees                                             5,705
Investor relations expense                                             33,305
Other expenses                                                         14,897
-----------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                     2,854,948
  Custodian fee credit                                                 (4,153)
  Expense reimbursement                                              (821,618)
-----------------------------------------------------------------------------
Net expenses                                                        2,029,177
-----------------------------------------------------------------------------
Net investment income                                              15,231,129
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                            (710,382)
Net realized gain (loss) from interest rate swaps                   1,078,190
Change in net unrealized appreciation (depreciation) of
  investments                                                       1,602,977
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                               1,696,446
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             3,667,231
-----------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                         (3,128,299)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $ 15,770,061
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS

                                                                     FOR THE PERIOD
                                                                            3/28/05
                                                                      (COMMENCEMENT
                                                                     OF OPERATIONS)
                                                      YEAR ENDED            THROUGH
                                                         7/31/06            7/31/05
-----------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $ 15,231,129     $   2,100,016
Net realized gain (loss) from investments               (710,382)           16,702
Net realized gain (loss) from interest rate swaps      1,078,190             8,000
Change in net unrealized appreciation
  (depreciation) of investments                        1,602,977           (92,004)
Change in net unrealized appreciation
  (depreciation) of interest rate swaps                1,696,446           353,610
Distributions to FundPreferred shareholders from
  net investment income                               (3,128,299)         (426,009)
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
  to Common shares from operations                    15,770,061         1,960,315
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                           (11,067,348)       (2,721,198)
-----------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders          (11,067,348)       (2,721,198)
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from sale of shares and offering
  cost adjustments                                        25,050       197,181,325
  Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                        --           134,336
FundPreferred shares offering costs and
  adjustments                                            (18,509)       (1,010,000)
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
  to Common shares from capital share transactions         6,541       196,305,661
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
  to Common shares                                     4,709,254       195,544,778
Net assets applicable to Common shares at the
  beginning of period                                195,645,053           100,275
-----------------------------------------------------------------------------------
Net assets applicable to Common shares at the end
  of period                                         $200,354,307     $ 195,645,053
-----------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
  investment income at the end of period            $    (11,571)    $  (1,047,053)
-----------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JFP". The Fund was organized as a Massachusetts business trust on December 29, 2004.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the recording of the organization expenses ($13,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

The Fund expects that substantially all of its portfolio of investments will be comprised of securities issued by banking companies and other financial institutions which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these institutions. The Fund's concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund's investment portfolio are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. Short-term investments are valued at amortized cost, which approximates market value.

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2006, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Notes to
    FINANCIAL STATEMENTS (continued)

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund declares monthly distributions to Common shareholders from its net investment income and net short-term capital gains. Net realized long-term capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, long-term capital gains are distributed only to the extent they exceed available capital loss carryforwards.

FundPreferred Shares
Effective May 27, 2005, the Fund issued 3,120 Series Th FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions
The Fund is authorized to invest in certain derivative financial instruments. The Fund's use of interest rate swap transactions is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund's portfolio of investments. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a semiannual fixed rate payment in exchange for the counterparty paying the Fund a quarterly variable rate payment. The payment obligations are based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues for the interim incoming and outgoing payments on interest rate swap contracts on a daily basis, and for the interim changes in the market value of the Fund's contractual rights and obligations under the contracts, with the net amount recorded within net unrealized appreciation (depreciation) of investments of interest rate swaps on the Statement of Assets and Liabilities. Once periodic payments are settled in cash, the net amount is recorded as net realized gain
(loss) from interest rate swaps, in addition to net realized gain (loss) recorded upon the termination of interest rate swap contracts on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties. In addition, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the interest rate swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Organization, Offering Costs and Fund Structuring Fee
Nuveen Investments, LLC agreed to reimburse all organization expenses (approximately $13,500) and pay all Common share offering costs (other than the sales load and fund structuring fee) that exceeded $.03 per Common share. The Fund's share of Common share offering costs ($390,000) and fund structuring fee ($590,000) were recorded as reductions of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of FundPreferred shares ($1,028,509) were recorded as a reduction to paid-in surplus.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and FundPreferred shares were as follows:

                                                                     FOR THE PERIOD
                                                                            3/28/05
                                                                      (COMMENCEMENT
                                                           YEAR      OF OPERATIONS)
                                                          ENDED             THROUGH
                                                        7/31/06             7/31/05
-----------------------------------------------------------------------------------
Common shares:
  Shares sold                                                --          13,835,000
  Shares issued to shareholders due to
    reinvestment of distributions                            --               9,500
-----------------------------------------------------------------------------------
                                                             --          13,844,500
-----------------------------------------------------------------------------------
FundPreferred shares sold                                    --               3,120
-----------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2006, aggregated $113,316,658 and $102,144,828, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization on debt securities, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are reclassified within the capital accounts on the Statement of Assets and Liabilities, based on their Federal tax basis treatment and have no impact on the net asset value of the Fund. Temporary differences do not require reclassification. The fiscal year end of the Fund is July 31, 2006, and the tax year end is June 30, 2006. Certain income tax information below, including the cost of investments and unrealized appreciation (depreciation) of investments are as of July 31, 2006, while other income tax information, including undistributed net ordinary income, undistributed net long-term capital gains, distributions from net ordinary income and distributions from net long-term capital gains are as of June 30, 2006. Reporting certain income tax information as of the Fund's fiscal year end and other as of the Fund's tax year end results from reporting requirements under U.S. generally accepted accounting principles, as compared with amounts reflected in the Fund's income tax return.

At July 31, 2006, the Fund's fiscal year end, the cost of investments owned was $274,082,970.

The net unrealized appreciation of investments at July 31, 2006, the Fund's fiscal year end, aggregated $1,496,922, of which $3,654,476 related to appreciated securities and $2,157,554 related to depreciated securities.

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2006, the Fund's last tax year end, were as follows:

---------------------------------------------------------------
Undistributed net ordinary income *                  $1,559,288
Undistributed net long-term capital
  gains                                                      --
---------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the Fund's last tax years ended June 30, 2006 and June 30, 2005, was designated for purposes of the dividends paid deduction as follows:

2006
------------------------------------------------------------------------------
Distributions from net ordinary income *                           $13,943,288
Distributions from net long-term capital gains                              --
------------------------------------------------------------------------------

2005
------------------------------------------------------------------------------
Distributions from net ordinary income *                            $1,078,688
Distributions from net long-term capital gains                              --
------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2005 through June 30, 2006, the Fund's last tax year end, ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses of $139,221 were treated as having arisen on the first day of the following tax year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                               FUND-LEVEL FEE RATE
------------------------------------------------------------------------------
For the first $500 million                                               .7000%
For the next $500 million                                                .6750
For the next $500 million                                                .6500
For the next $500 million                                                .6250
For Managed Assets over $2 billion                                       .6000
------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of July 31, 2006, the complex-level fee rate was .1875%.

COMPLEX-LEVEL ASSETS(1)                                 COMPLEX-LEVEL FEE RATE
------------------------------------------------------------------------------
For the first $55 billion                                                .2000%
For the next $1 billion                                                  .1800
For the next $1 billion                                                  .1600
For the next $3 billion                                                  .1425
For the next $3 billion                                                  .1325
For the next $3 billion                                                  .1250
For the next $5 billion                                                  .1200
For the next $5 billion                                                  .1175
For the next $15 billion                                                 .1150
For Managed Assets over $91 billion (2)                                  .1400
------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fee paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
MARCH 31,                                MARCH 31,
-------------------------------------------------------------------------------
2005 *                            .30%   2010                               .30%
2006                              .30    2011                               .22
2007                              .30    2012                               .14
2008                              .30    2013                               .07
2009                              .30
-------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

6. NEW ACCOUNTING PRONOUNCEMENT
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. SUBSEQUENT EVENT
Distributions to Common Shareholders
The Fund declared a $.0720 Common share dividend distribution from its net investment income and net short-term capital gains which was paid on September 1, 2006, to shareholders of record on August 15, 2006.

Financial
       HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations                             Less Distributions
                                    ---------------------------------------------------------------   -----------------------------
                                                              Distributions
                                                                   from Net   Distributions                  Net
                        Beginning                                Investment    from Capital           Investment    Capital
                           Common                       Net       Income to        Gains to            Income to   Gains to
                            Share          Net    Realized/   FundPreferred   FundPreferred               Common     Common
                        Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                            Value    Income(a)         Gain        holders+        holders+   Total      holders    holders   Total
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                    $   14.12   $     1.10   $      .27   $        (.23)  $          --   $1.14   $     (.80)   $   --    $(.80)
2005(b)                     14.33          .15          .02            (.03)             --     .14         (.20)       --     (.20)
-----------------------------------------------------------------------------------------------------------------------------------


                            Offering
                         Costs, Fund
                         Structuring
                             Fee and      Ending
                       FundPreferred      Common
                               Share       Share    Ending
                        Underwriting   Net Asset    Market
                           Discounts       Value     Value
---------------------  -----------------------------------
Year Ended 7/31:
2006                   $          --   $   14.46   $ 13.18
2005(b)                         (.15)      14.12     13.42
---------------------

*     Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***   After custodian fee credit and expense reimbursement.
+     The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 28, 2005 (commencement of operations) through July 31, 2005.

                                                         Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------------
       Total Returns                    Before Credit/Reimbursement    After Credit/Reimbursement***
     -----------------                  ----------------------------   ------------------------------
                                                        Ratio of Net                     Ratio of Net
                 Based                     Ratio of       Investment       Ratio of        Investment
                    on                     Expenses        Income to       Expenses         Income to
                Common         Ending    to Average          Average     to Average           Average
       Based     Share     Net Assets    Net Assets       Net Assets     Net Assets        Net Assets
          on       Net     Applicable    Applicable       Applicable     Applicable        Applicable   Portfolio
      Market     Asset      to Common     to Common        to Common      to Common         to Common    Turnover
     Value**   Value**   Shares (000)      Shares++         Shares++       Shares++          Shares++        Rate
-----------------------------------------------------------------------------------------------------------------
        4.52%    8.28%   $    200,354         1.45%            7.29%         1.03%             7.71%          38%
       (9.24)    (.08)        195,645         1.26*            2.88*          .90*             3.25*          19
-----------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding         Value     Coverage
            (000)     Per Share    Per Share
---  ---------------------------------------
     $    78,000    $   25,000    $  89,216
          78,000        25,000       87,707
---

                                 See accompanying notes to financial statements.

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Timothy R.                 Chairman of         1994                  Chairman (since 1996) and Director            167
Schwertfeger(1)            the Board                                 of Nuveen Investments, Inc., Nuveen
3/28/49                    and Board Member                          Investments, LLC, Nuveen Advisory
333 W. Wacker Drive                                                  Corp. and Nuveen Institutional
Chicago, IL 60606                                                    Advisory Corp.(3); formerly,
                                                                     Director (1996-2006) of
                                                                     Institutional Capital Corporation;
                                                                     Chairman and Director (since 1997)
                                                                     of Nuveen Asset Management;
                                                                     Chairman and Director of
                                                                     Rittenhouse Asset Management, Inc.
                                                                     (since 1999); Chairman of Nuveen
                                                                     Investments Advisers Inc. (since
                                                                     2002).
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Lead Independent    1997                  Private Investor and Management               167
8/22/40                    Board member                              Consultant.
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown          Board member        1993                  Retired (since 1989) as Senior Vice           167
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for
                                                                     Highland Park and Highwood, United
                                                                     Way of the North Shore.
-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board member        1999                  President, The Hall-Perrine                   167
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director
Chicago, IL 60606                                                    and Vice Chairman, United Fire
                                                                     Group, a publicly held company;
                                                                     Adjunct Faculty Member, University
                                                                     of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe
                                                                     College and Iowa College
                                                                     Foundation; formerly, Director,
                                                                     Alliant Energy; formerly, Director,
                                                                     Federal Reserve Bank of Chicago;
                                                                     formerly, President and Chief
                                                                     Operating Officer, SCI Financial
                                                                     Group, Inc., a regional financial
                                                                     services firm.
-------------------------------------------------------------------------------------------------------------------------------
William C. Hunter          Board member        2004                  Dean, Tippie College of Business,             167
3/6/48                                                               University of Iowa (since June
333 W. Wacker Drive                                                  2006); formerly, Dean and
Chicago, IL 60606                                                    Distinguished Professor of Finance,
                                                                     School of Business at the
                                                                     University of Connecticut
                                                                     (2003-2006); previously, Senior
                                                                     Vice President and Director of
                                                                     Research at the Federal Reserve
                                                                     Bank of Chicago (1995-2003);
                                                                     Director (since 1997), Credit
                                                                     Research Center at Georgetown
                                                                     University; Director (since 2004)
                                                                     of Xerox Corporation; Director,
                                                                     SS&C Technologies, Inc. (May 2005-
                                                                     October 2005).
-------------------------------------------------------------------------------------------------------------------------------
David J. Kundert           Board member        2005                  Retired (since 2004) as Chairman,             165
10/28/42                                                             JPMorgan Fleming Asset Management,
333 W. Wacker Drive                                                  President and CEO, Banc One
Chicago, IL 60606                                                    Investment Advisors Corporation,
                                                                     and President, One Group Mutual
                                                                     Funds; prior thereto, Executive
                                                                     Vice President, Banc One
                                                                     Corporation and Chairman and CEO,
                                                                     Banc One Investment Management
                                                                     Group; Board of Regents, Luther
                                                                     College; member of the Wisconsin
                                                                     Bar Association; member of Board of
                                                                     Directors, Friends of Boerner
                                                                     Botanical Gardens.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
William J. Schneider       Board member        1997                  Chairman of Miller-Valentine                  167
9/24/44                                                              Partners Ltd., a real estate
333 W. Wacker Drive                                                  investment company; formerly,
Chicago, IL 60606                                                    Senior Partner and Chief Operating
                                                                     Officer (retired, 2004), of
                                                                     Miller-Valentine Group; formerly,
                                                                     Vice President, Miller-Valentine
                                                                     Realty; Board Member, Chair of the
                                                                     Finance Committee and member of the
                                                                     Audit Committee of Premier Health
                                                                     Partners, the not-for-profit
                                                                     company of Miami Valley Hospital;
                                                                     Vice President, Dayton Philharmonic
                                                                     Orchestra Association; Board
                                                                     Member, Regional Leaders Forum,
                                                                     which promotes cooperation on
                                                                     economic development issues;
                                                                     Director, Dayton Development
                                                                     Coalition; formerly, Member,
                                                                     Community Advisory Board, National
                                                                     City Bank, Dayton, Ohio and
                                                                     Business Advisory Council,
                                                                     Cleveland Federal Reserve Bank.
-------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale        Board member        1997                  Executive Director, Gaylord and               167
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection
                                                                     Fund (from 1990 to 1994).
-------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board member        2005                  Senior Vice President for Business            167
1/22/50                                                              and Finance, Northwestern
333 W. Wacker Drive                                                  University (since 1997); Director
Chicago, IL 60606                                                    (since 2003), Chicago Board Options
                                                                     Exchange; formerly, Director (2003-
                                                                     2006), National Mentor Holdings, a
                                                                     privately-held, national provider
                                                                     of home and community-based
                                                                     services; Chairman (since 1997),
                                                                     Board of Directors, Rubicon, a pure
                                                                     captive insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization.
                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief               1988                  Managing Director (since 2002),               167
9/9/56                     Administrative                            Assistant Secretary and Associate
333 W. Wacker Drive        Officer                                   General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments,
                                                                     LLC; Managing Director (2002-2004),
                                                                     General Counsel (1998-2004) and
                                                                     Assistant Secretary, formerly, Vice
                                                                     President of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2002) and Assistant Secretary and
                                                                     Associate General Counsel,
                                                                     formerly, Vice President (since
                                                                     1997), of Nuveen Asset Management;
                                                                     Managing Director (since 2004) and
                                                                     Assistant Secretary (since 1994) of
                                                                     Nuveen Investments, Inc.; Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC. (since
                                                                     2002); Vice President and Assistant
                                                                     Secretary of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc. and Symphony Asset
                                                                     Management LLC (since 2003);
                                                                     Assistant Secretary of Tradewinds
                                                                     NWQ Global Investors, LLC, (since
                                                                     2006); Chartered Financial Analyst.

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President      2004                  Managing Director (since 2005),               167
9/22/63                                                              formerly Vice President (since
333 W. Wacker Drive                                                  2002); formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 2000) of Nuveen
                                                                     Investments, LLC; Chartered
                                                                     Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President      2000                  Vice President (since 2002),                  167
2/3/66                     and Assistant                             formerly, Assistant Vice President
333 W. Wacker Drive        Secretary                                 (since 2000) of Nuveen Investments,
Chicago, IL 60606                                                    LLC.
-------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President      1999                  Vice President and Treasurer of               167
11/28/67                                                             Nuveen Investments, LLC and of
333 W. Wacker Drive                                                  Nuveen Investments, Inc. (since
Chicago, IL 60606                                                    1999); Vice President and Treasurer
                                                                     of Nuveen Asset Management (since
                                                                     2002) and of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse
                                                                     Asset Management, Inc. and Symphony
                                                                     Asset Management LLC (since 2003);
                                                                     Treasurer, Tradewinds NWQ Global
                                                                     Investors, LLC (since 2006);
                                                                     formerly, Vice President and
                                                                     Treasurer (1999-2004) of Nuveen
                                                                     Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
John N. Desmond            Vice President      2005                  Vice President, Director of                   167
8/24/61                                                              Investment Operations, Nuveen
333 W. Wacker Drive                                                  Investments, LLC (since January
Chicago, IL 60606                                                    2005); formerly, Director, Business
                                                                     Manager, Deutsche Asset Management
                                                                     (2003- 2004), Director, Business
                                                                     Development and Transformation,
                                                                     Deutsche Trust Bank Japan
                                                                     (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).
-------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President      1998                  Vice President (since 2002),                  167
9/24/64                    and Secretary                             Assistant Secretary and Assistant
333 W. Wacker Drive                                                  General Counsel (since 1998)
Chicago, IL 60606                                                    formerly, Assistant Vice President
                                                                     (since 1998) of Nuveen Investments,
                                                                     LLC; Vice President (2002-2004) and
                                                                     Assistant Secretary (1998-2004)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant
                                                                     Secretary (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President      1998                  Managing Director (since 2004),               167
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President      1995                  Managing Director (since 2002),               167
3/2/64 333                                                           formerly, Vice President of Nuveen
W. Wacker Drive                                                      Investments; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President
                                                                     (since 2002) of Nuveen Investments
                                                                     Advisers Inc.; Chartered Financial
                                                                     Analyst.

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy             Vice President      1998                  Vice President (since 1993) and               167
5/31/54                    and Controller                            Funds Controller (since 1998) of
333 W. Wacker Drive                                                  Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
-------------------------------------------------------------------------------------------------------------------------------
David J. Lamb              Vice President      2000                  Vice President (since 2000) of                167
3/22/63                                                              Nuveen Investments, LLC; Certified
333 W. Wacker Drive                                                  Public Accountant.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar              Vice President      2002                  Vice President of Nuveen                      167
8/27/61                                                              Investments, LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President      1988                  Vice President, Assistant Secretary           167
7/27/51                    and Assistant                             and Assistant General Counsel of
333 W. Wacker Drive        Secretary                                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant
                                                                     Secretary of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Vice President (since
                                                                     2005) and Assistant Secretary of
                                                                     Nuveen Investments, Inc.; Vice
                                                                     President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice
                                                                     President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary
                                                                     of NWQ Investment Management
                                                                     Company, LLC (since 2002), Symphony
                                                                     Asset Management LLC (since 2003)
                                                                     and Tradewinds NWQ Global
                                                                     Investors, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
  MANAGEMENT AGREEMENT APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Fund and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between the Fund and NAM and the Sub-Advisory Agreement between NAM and Spectrum (the "Sub-Adviser"). NAM and the Sub-Adviser are each a "Fund Adviser."

THE APPROVAL PROCESS
During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with a Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

    - the nature, extent and quality of services provided by the Fund Adviser;

    - the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

    - the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);

    - the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

    - the expenses of the Fund Adviser in providing the various services;

    - the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the Fund (as applicable);

    - the advisory fees the Fund Adviser assesses to other types of investment products or clients;

    - the soft dollar practices of the Fund Adviser, if any; and

    - from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreement) with the respective Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In reviewing the Fund Advisers, the Trustees considered the nature, extent and quality of the respective Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen has taken for its fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. With respect to the Sub-Adviser, the Trustees also received and reviewed an evaluation of the Sub-Adviser from NAM. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, the Fund's investment objectives and performance (as applicable). The Trustees noted that NAM recommended the renewal of the Sub-Advisory Agreement and considered the basis for such recommendation and any qualifications in connection therewith. Given the Trustees' experience with the Fund (including any other Nuveen funds advised by a Fund Adviser) and each Fund Adviser, the Trustees recognized and considered the quality of their investment processes in making portfolio management decisions as well as any refinements or improvements thereto. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as any additional refinements and improvements adopted to the portfolio management processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to the Sub-Adviser, the independent Trustees noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

With respect to NAM, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Fund operates in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Fund (including a new reporting system for quarterly portfolio holdings). In addition to the above, because the Fund utilizes a Sub-Adviser, the Trustees also considered NAM's ability and procedures to monitor the Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the enhancements in the investment oversight process, including increased site visits and departments participating in investment oversight.

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to Funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
The Board considered the investment performance for the Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for the Fund still may not adequately reflect the Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of the Fund's performance with that of the Performance Peer Group (such as, the Nuveen Diversified Dividend and Income Fund, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Tax-Advantaged Floating Rate Fund, and Nuveen Real Estate Income Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses of the Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense

Annual Investment
  MANAGEMENT AGREEMENT APPROVAL PROCESS (continued)

   analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and the Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group may not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that the Fund's net total expense ratio was within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Fund. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Fund is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end funds, the Trustees believe such facts justify the different levels of fees.

   In considering the advisory fees of the Sub-Adviser, the Trustees also considered the pricing schedule that the Sub-Adviser charges for similar investment management services for other sponsors or clients.

   3. PROFITABILITY OF FUND ADVISERS
   In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. The Trustees also considered the Sub-Adviser's revenues from serving as a Sub-Adviser to the Fund, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax).

Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the Fund's assets grow. In addition to advisory fee breakpoints as assets in the Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients.

The Trustees also considered the soft dollar arrangements, if any, of the Sub-Adviser. With respect to Spectrum, such Sub-Adviser does not currently use soft dollar arrangements.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund, and that the renewal of the Investment Management Agreement and Sub-Advisory Agreement should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

AUTOMATIC DIVIDEND
     REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

The Fund is amending the terms and conditions of its Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on December 1, 2006. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                                     Notes

                                     Notes

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DISTRIBUTION INFORMATION

The Fund designates 90% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 100% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

(back cover photo)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

                                                                     EAN-D-0706D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Nuveen Tax-Advantage Floating Rate Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                               AUDIT FEES BILLED        AUDIT-RELATED FEES            TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                  TO FUND (1)           BILLED TO FUND (2)       BILLED TO FUND (3)      BILLED TO FUND (4)
==============================================================================================================================
July 31, 2006                    $       21,500          $             0          $            800         $        1,550
------------------------------------------------------------------------------------------------------------------------------

Percentage approved                           0%                       0%                        0%                     0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------

July 31, 2005                    $       37,000         $              0          $              0         $            0
------------------------------------------------------------------------------------------------------------------------------

Percentage approved                           0%                       0%                        0%                     0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                AUDIT-RELATED FEES                TAX FEES BILLED TO                  ALL OTHER FEES
                               BILLED TO ADVISER AND                   ADVISER AND                    BILLED TO ADVISER
                                  AFFILIATED FUND                    AFFILIATED FUND                 AND AFFILIATED FUND
                                 SERVICE PROVIDERS                SERVICE PROVIDERS (1)               SERVICE PROVIDERS
=============================================================================================================================
July 31, 2006                   $               0                 $            4,950                  $             0
-----------------------------------------------------------------------------------------------------------------------------

Percentage approved                             0%                                 0%                               0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------

July 31, 2005                   $               0                 $                0                  $             0
-----------------------------------------------------------------------------------------------------------------------------

Percentage approved                             0%                                 0%                               0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                    TOTAL NON-AUDIT FEES
                                                     BILLED TO ADVISER AND
                                                    AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                    PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                    RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                       TOTAL NON-AUDIT FEES        OPERATIONS AND FINANCIAL          PROVIDERS (ALL OTHER
                          BILLED TO FUND            REPORTING OF THE FUND)               ENGAGEMENTS)                TOTAL
================================================================================================================================
July 31, 2006           $          2,350             $              4,950          $                   0          $     7,300
July 31, 2005           $              0             $                  0          $                   0          $         0

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. ("Spectrum" or "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the "Voting Policy"), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum acts (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services, Inc. ("ISS") to assist with Spectrum's proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS' voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS' guidelines or recommendations. In such a case, Spectrum's Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS' guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

     - Routine Administrative Items. Spectrum is willing to defer to management on matters of a routine administrative nature. Examples of issues on which Spectrum will normally defer to management's recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

     - Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

     - Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors' cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client's best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum's and its affiliates' material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum's Compliance Department at
(203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (the "Sub-Adviser") as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

     A.   PORTFOLIO MANAGER BIOGRAPHIES:

MARK A. LIEB - Mr. Lieb is Chief Financial Officer and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Managing Director and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995. From 1989-1995, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was co-portfolio manager of a $600 million preferred stock portfolio. Mr. Jacoby was a trader and portfolio manager at Northern Trust Company (1982-1983) and Vice President of Institutional Sales, E.F. Hutton (1983-1987). BS Business Administration & Finance, Boston University. NASD Series 55 "Equity Trader Limited Representative".

BERNARD M. SUSSMAN - Mr. Sussman is Chief Investment Officer and Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He was a Limited Partner at Goldman Sachs from December 1994 through November 1996. BS Industrial Relations and MBA Finance, Cornell University. NASD Series 55 "Equity Trader Limited Representative".

     B.   OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

                             Type of Account              Number of
Portfolio Manager                Managed                  Accounts          Assets*
---------------------  ---------------------------------------------------------------
Phillip Jacoby         Separately Managed accounts           32         $2,482,964,695

                       Pooled Accounts                       16         $2,254,008,805

                       Registered Investment Vehicles        10         $7,981,784,022

Mark Lieb              Separately Managed accounts           41         $2,491,238,774

                       Pooled Accounts                       16         $2,254,008,805

                       Registered Investment Vehicles        10         $7,981,784,022

Bernard Sussman        Separately Managed accounts           37         $2,488,012,550

                       Pooled Accounts                       16         $2,254,008,805

                       Registered Investment Vehicles        10         $7,981,784,022

* Assets are as of July 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance

     C.   POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

     D.   FUND MANAGER COMPENSATION

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual's total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

     - Changes in overall firm assets under management (employees have no direct incentive to increase assets)
     -  Portfolio performance relative to benchmarks
     -  Contribution to client servicing
     -  Compliance with firm and/or regulatory policies and procedures
     -  Work ethic
     -  Seniority and length of service
     -  Contribution to overall functioning of organization

     E.   OWNERSHIP OF JFP SECURITIES AS OF JULY 31, 2006

                               DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
NAME OF PORTFOLIO MANAGER      IN FUND
-----------------------------------------------------------------------------------
Phillip Jacoby                 $0
-----------------------------------------------------------------------------------
Mark Lieb                      $10,001 - $50,000
-----------------------------------------------------------------------------------
Bernard Sussman                $10,001 - $50,000
-----------------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Nuveen Tax-Advantage Floating Rate Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          ------------------------------------------
                           Jessica R. Droeger
                           Vice President and Secretary

Date: October 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: October 6, 2006

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: October 6, 2006

* Print the name and title of each signing officer under his or her signature.